Why are Crop Nutrient Markets so Volatile? Dr. Michael R. Rahm Vice President Market Analysis and Strategic Planning 2008 ABA National Conference Des Moines, IA November 17, 2008 Exhibit 99.1

2008 ABA National Conference November 17, 2008
Safe Harbor Statement
Certain statements contained herein constitute “forward-looking statements” as that term is defined under the Private Securities Litigation Reform Act of 1995.  Although we believe the assumptions made in connection with the forward-looking statements are reasonable, they do involve known and unknown risks, uncertainties and other factors that may cause the actual results, performance or achievements of The Mosaic Company, or industry results generally, to be materially different from those contemplated or projected, forecasted, estimated or budgeted (whether express or implied) by such statements.
These risks and uncertainties include but are not limited to the predictability of fertilizer, raw material,  energy and transportation markets subject to competitive market pressures; changes in foreign currency and exchange rates; international trade risks; changes in governmental  policy, including but not limited to governmental activities to address rising food and crop nutrient prices;
changes in environmental and other governmental regulation; adverse weather conditions affecting operations in central Florida or the Gulf Coast of the United States, including potential hurricanes or excess rainfall; actual costs of asset retirement, environmental remediation, reclamation and other environmental regulation differing from management’s current estimates; accidents and other disruptions involving our operations, including brine inflows at our Esterhazy, Saskatchewan potash mine and other potential mine fires, floods, explosions, seismic events or releases of hazardous or volatile chemicals, as well as other risks and uncertainties reported from time to time in The Mosaic Company’s reports filed with the Securities and Exchange Commission. Actual results may differ from those set forth in the forward-looking statements.

2008 ABA National Conference November 17, 2008
Topics
Preliminaries
Crop nutrients
Crop nutrient markets
Market volatility 2007/08
Overview
Cost drivers
Demand drivers
Current situation
Where are markets headed from here?

2008 ABA National Conference November 17, 2008
Overview
Crop nutrients are plant food
16 chemical elements required for plant growth
Limiting factor principle
Crop Nutrients
Macro Micro
Ca    Calcium
Mg   Magnesium
S      Sulfur
Secondary
Zn   Zinc
Mn  Manganese
Fe    Iron
Cu   Copper
Mo   Molybdenum
B     Boron
Cl    Chlorine
N   Nitrogen
P   Phosphate
K   Potassium
Primary
C   Carbon
H   Hydrogen
O   Oxygen

2008 ABA National Conference November 17, 2008
Primary nutrients
Nitrogen (N)
Highly energy intensive (Haber-Bosch process to synthesize ammonia)
Key input: natural gas (or another hydrocarbon feedstock)
Global use 2007/08:  ~ 100 million tonnes N
Main products:
-
Anhydrous ammonia
-
Urea-ammonium nitrate (UAN) solution
-
Urea
-
Ammonium nitrate
-
Ammonium sulphate
-
Ammonium phosphate products (DAP and MAP)
Leading producers:  Mideast, Russia, Caribbean, China, USA
Crop Nutrients

2008 ABA National Conference November 17, 2008
Primary nutrients
Phosphate (P)
Energy intensive
Key inputs:  phosphate rock mineral ore, sulphur and ammonia
Global use 2007/08: ~ 40 million tonnes P
2
O
5
Main products:
-
Diammonium phosphate (DAP)
-
Monoammonium phosphate (MAP)
-
Triple superphosphate (TSP)
-
Single superphosphate (SSP)
Leading producers:  China, USA, Morocco/North Africa, Russia
Crop Nutrients

November 17, 2008 2008 ABA National Conference

Primary nutrients
Potash (K)
Key inputs:  potash mineral ore
Global use 2007/08: ~ 29 million tonnes K
2
O
Main products:
-
Potassium chloride or muriate of potash (MOP)
-
Potassium sulphate or sulphate of potash (SOP)
-
Potassium-magnesium-sulphate (Mosaic brand name K-Mag)
Leading producers:  Canada, Russia/Belorussia, Germany,
Israel/Jordon
Crop Nutrients

2008 ABA National Conference November 17, 2008
Each nutrient is a separate and unique market
Common demand drivers
Different supply drivers
Natural resources/raw materials costs
Location of resources
Technological processes
Market characteristics
Global
Commodity based
Cyclical
Crop Nutrient Markets

2008 ABA National Conference November 17, 2008
Long and large supply chain or distribution pipeline
Production
Located at the source of the natural resource
(i.e. long pipeline)
Operates 24-7-365
Farm application
One or two short application windows
(i.e. large pipeline)
-
Post-harvest (~ 40% in the United States)
-
Pre-plant/side dress (~ 60% in the United States)
Pipeline flow
Regular flow required to:
-
Have product in place when farmers want to apply it
-
Keep mines and plants running
Flow impacted by:
-
Supply/demand changes
-
Price expectations
-
Weather
Crop Nutrient Markets

2008 ABA National Conference November 17, 2008
Topics
Preliminaries
Crop nutrients
Crop nutrient markets
Market volatility 2007/08
Overview
Cost drivers
Demand drivers
Current situation
Where are markets headed from here?

2008 ABA National Conference
November 17, 2008
Overview
Granular Urea Prices
NOLA Barge
50
150
250
350
450
550
650
750
850
00 01 02 03 04 05 06 07 08 09
$ ST
Source: Green Markets
Prilled Urea Prices
fob Yuzhnyy
50
150
250
350
450
550
650
750
850
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertilizer Week America
Nitrogen:  Urea Prices

2008 ABA National Conference November 17, 2008
Overview
DAP Prices
Central Florida Rail
100
200
300
400
500
600
700
800
900
1000
1100
00 01 02 03 04 05 06 07 08 09
$ ST
Source: Green Markets
Phosphate:  Diammonium Phosphate (DAP) Prices
DAP Prices
fob Tampa Vessel
100
200
300
400
500
600
700
800
900
1000
1100
1200
1300
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon

2008 ABA National Conference November 17, 2008
Overview
Potash:  Muriate of Potash (MOP) Prices
Potash Prices
Blend Grade c&f Brazil
100
200
300
400
500
600
700
800
900
1000
1100
00 01 02 03 04 05 06 07 08 09
$ MT
Source:  ICIS
Potash Prices
Blend Grade fob U.S. Midwest Warehouse
100
200
300
400
500
600
700
800
900
1000
00 01 02 03 04 05 06 07 08 09
$ ST
Source: Green Markets

13 2008 ABA National Conference November 17, 2008 Overview CRB Index Monthly Average of Daily Close of Cash Price 150 200 250 300 350 400 450 500 00 01 02 03 04 05 06 07 08 09 Source: CRB

2008 ABA National Conference November 17, 2008
Overview
Copper High Grade Scrap #2 Wire Cash Prices
Monthly Average of Daily Close of Cash Prices
0
50
100
150
200
250
300
350
400
450
00 01 02 03 04 05 06 07 08 09
CTS/LB
Source: COMEX
Aluminum Pig Ingots Cash Prices
Monthly Average of Daily Close of Cash Prices
0.50
0.60
0.70
0.80
0.90
1.00
1.10
1.20
1.30
1.40
1.50
00 01 02 03 04 05 06 07 08 09
CTS/LB
Source: NYMEX

2008 ABA National Conference November 17, 2008
Market Volatility 2007/08
Cost drivers – the rise and fall of:
Energy costs (e.g. oil and natural gas)
Sulphur and ammonia prices
Freight rates
Demand drivers
Agricultural commodity price volatility
Farm economics
Nutrient demand growth
An industry not equipped to meet a demand surge

2008 ABA National Conference November 17, 2008
Rise and fall of energy costs
Crude Oil Prices
Monthly Average of Daily Close of WTI Nearby Option
0
20
40
60
80
100
120
140
00 01 02 03 04 05 06 07 08 09
$ BBL
Source: NYMEX

2008 ABA National Conference November 17, 2008
Rise and fall of energy costs
Henry Hub Natural Gas Prices
Monthly Average of Daily Close of Nearby Options
2
4
6
8
10
12
14
00 01 02 03 04 05 06 07 08 09
$ MM Btu
Source: NYMEX

2008 ABA National Conference November 17, 2008
Rise and fall of sulphur costs
Sulphur Prices
c&f India
0
100
200
300
400
500
600
700
800
900
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon
Sulphur Prices
c&f Tampa
0
75
150
225
300
375
450
525
600
675
00 01 02 03 04 05 06 07 08
$ LT
Source: Green Markets

2008 ABA National Conference November 17, 2008
Rise and fall of ammonia costs
Ammonia Prices
Tampa CNF
0
100
200
300
400
500
600
700
800
900
1000
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon
Ammonia Prices
fob Yuzhnyy
0
100
200
300
400
500
600
700
800
900
00 01 02 03 04 05 06 07 08 09
$ MT
Source: Fertecon

2008 ABA National Conference November 17, 2008
Rise and fall of (ocean) freight costs
Dry Bulk Avg TC Rates
0
20
40
60
80
100
120
140
160
180
200
220
240
Apr06 Jul06 Oct06 Jan07 Apr07 Jul07 Oct07 Jan08 Apr08 Jul08 Oct08
$1,000 / day
Cape 4TC Panamax 4TC Supramax 5TC

2008 ABA National Conference November 17, 2008
Assessment of 2007/08 Market Volatility
Cost drivers – the rise and fall of:
Energy costs (e.g. oil and natural gas)
Sulphur and ammonia prices
Freight rates
Demand drivers
Agricultural commodity price volatility
Farm economics
Nutrient demand growth
An industry not equipped to meet a demand surge

2008 ABA National Conference November 17, 2008
Agricultural Commodity Price Volatility
New Crop Corn Prices
Daily Close of the December Contract from July 1 to June 30
2.0
3.0
4.0
5.0
6.0
7.0
8.0
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
$ BU
2007Z 2008Z 2009Z 2010Z 2011Z
Source: CBOT

2008 ABA National Conference November 17, 2008
Agricultural Commodity Price Volatility
New Crop Soybean Prices
Daily Close of the November Contract from July 1 to June 30
6
7
8
9
10
11
12
13
14
15
16
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
$ BU
2007X 2008X 2009X 2010X 2011X
Source: CBOT

2008 ABA National Conference November 17, 2008
Agricultural Commodity Price Volatility
New Crop Hard Winter Wheat Prices
Daily Close of the July Contract from July 1 to June 30
4
5
6
7
8
9
10
11
12
13
Jul Aug Sep Oct Nov Dec Jan Feb Mar Apr May Jun
$ BU
2007N 2008N 2009N 2010N 2011N
Source: KCBOT

2008 ABA National Conference November 17, 2008
Agricultural Commodity Price Volatility
Palm Oil Price
Daily Close of Nearby Futures Contract
1,000
1,500
2,000
2,500
3,000
3,500
4,000
4,500
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
Rg Tonne
2008 2007
Source: Kuala Lumpur Exchange
Rice Price
Daily Close of Nearby Futures Contract
8
12
16
20
24
28
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
CTS/LB
2008 2007
Source: CBOT

2008 ABA National Conference November 17, 2008
Farm Economics – July 1, 2008
Variable Cost for a U.S. Midwest High Yield Farm Operation
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
2003 2004 2005 2006 2007 2008 2009
Source:  Iowa State University and Mosaic
$ Acre
Soybeans Corn Following Soybeans Corn Following Corn
RAVC for a U.S. Midwest High Yield Farm Operation
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2003 2004 2005 2006 2007 2008 2009
Source:  Iowa State University and Mosaic
$ Acre
Soybeans Corn Following Soybeans Corn Following Corn
Key Price Assumptions
$ bu
Corn $7.20 $7.52 $6.73
Soybeans $16.28 $16.10 $15.15
Note: Assumes 2007 crop was sold at the nearby price
on July 1 and the 2008 and 2009 crops were sold at the
new crop prices on July 1
2009 Key Cost Assumptions
Diesel ($ gal) $ 4.00
Seed 3x Stack ($ bag) $  300
Crop Nutrients ($ ton)
Ammonia $  975
DAP $1185
MOP $  885
2007 2008 2009

2008 ABA National Conference November 17, 2008
Farm Economics – November 14, 2008
Variable Cost for a U.S. Midwest High Yield Farm Operation
$0
$50
$100
$150
$200
$250
$300
$350
$400
$450
$500
$550
2003 2004 2005 2006 2007 2008 2009
Source:  Iowa State University and Mosaic
$ Acre
Soybeans Corn Following Soybeans Corn Following Corn
RAVC for a U.S. Midwest High Yield Farm Operation
$0
$100
$200
$300
$400
$500
$600
$700
$800
$900
$1,000
2003 2004 2005 2006 2007 2008 2009
Source:  Iowa State University and Mosaic
$ Acre
Soybeans Corn Following Soybeans Corn Following Corn
2009 Key Cost Assumptions
Diesel ($ gal) $ 3.00
Seed 3x Stack ($ bag) $  300
Crop Nutrients ($ ton)
Ammonia $  815
DAP $  875
MOP $  885
Key Price Assumptions
$ bu 2007 2008 2009
Corn $5.02 $3.47 $4.43
Soybeans $12.10 $8.60 $8.85
Note: Assumes the 2007 crop was sold at the average
price received by Iowa farmers for the last six months of
the crop year and the 2008 and 2009 crops were sold at
the new crop prices on November 14

2008 ABA National Conference November 17, 2008
Farm Economics – U.S. NCFI and D:A Ratio
U.S. Net Cash Farm Income
0
10
20
30
40
50
60
70
80
90
100
110
80 82 84 86 88 90 92 94 96 98 00 02 04 06 08
Bil $
2%
4%
6%
8%
10%
12%
14%
16%
18%
20%
22%
24%
Debt:Asset
Ratio
Market Direct Government Payments Debt-to-Asset Ratio
Source: USDA

2008 ABA National Conference November 17, 2008
World Nutrient Demand Growth Accelerated
E
E
E
orld Potash Use
17.5
20.0
22.5
25.0
27.5
30.0
32.5
95 96 97 98 99 00 01 02 03 04 05 06 07 08
Source: IFA May 2008
MMT
K
2
O
orld Phosphate Use
27.5
30.0
32.5
35.0
37.5
40.0
42.5
95 96 97 98 99 00 01 02 03 04 05 06 07 08
Source: IFA May 2008
MMT
orld Nitrogen Use
70
75
80
85
90
95
100
105
95 96 97 98 99 00 01 02 03 04 05 06 07 08
Source: IFA May 2008
MMT
N
P O
2
5
W
W
W

2008 ABA National Conference November 17, 2008
World Less China Processed Phosphate Import Demand by Region
0
3
6
9
12
15
18
21
24
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
MMT
Asia less China L Amer Europe Oceania Other
Source: Fertecon, IFA and Mosaic
World Processed Phosphate Import Demand
Processed phosphate includes
DAP, MAP and TSP
E

2008 ABA National Conference November 17, 2008
World Global demand growth slows
E
World Potash Import Demand
0
3
6
9
12
15
18
21
24
27
30
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
MMT K O
Asia US Latin America Europe Other
Source: IFA and Mosaic

2008 ABA National Conference November 17, 2008
Assessment of 2007/08 Market Volatility
Cost drivers – the rise and fall of:
Energy costs (e.g. oil and natural gas)
Sulphur and ammonia prices
Freight rates
Demand drivers
Agricultural commodity price volatility
Farm economics
Nutrient demand growth
An industry not equipped to meet a demand surge

2008 ABA National Conference November 17, 2008
An Industry not Equipped to Meet a Demand Surge
Low earnings during the first half of this decade
Rising natural gas and energy costs
New nitrogen capacity from regions with low cost gas
Development of a phosphate
industry
in China
Consequences
Under investment (e.g. maintenance capital)
Permanent or indefinite plant closures
Bankruptcies and liquidations
Sputtering supply response to higher prices
Quick tightening of crop nutrient markets due to the surge in demand

2008 ABA National Conference November 17, 2008
U.S. Nitrogen Production
North American Ammonia Production
8
10
12
14
16
18
20
22
24
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Fertilizer Year Ending June 30
Mil ST
U.S. Canada
Source: TFI and Mosaic

2008 ABA National Conference November 17, 2008
U.S. Phosphate Rock Production
U.S. Phosphate Rock Production
25.0
27.5
30.0
32.5
35.0
37.5
40.0
42.5
45.0
47.5
95 96 97 98 99 00 01 02 03 04 05 06 07
Mil Tonnes
Source:  IFA

2008 ABA National Conference November 17, 2008
Current Situation
On the farm:  delayed and below-average fall season
Late harvest
Lower crop prices
Falling crop nutrient prices
Along the supply chain: slow flow
Large pipeline stocks
Reduced fall purchases
Inventory valuation risk
At the production plants:  slowdowns/shutdowns
Reduced fall shipments
Inventory builds/limited storage
Inventory valuation risk

2008 ABA National Conference November 17, 2008
Topics
Preliminaries
Crop nutrients
Crop nutrient markets
Market volatility 2007/08
Overview
Cost drivers
Demand drivers
Current situation
Where are markets headed from here?

38 2008 ABA National Conference November 17, 2008 Factors to Watch Agricultural commodity prices U.S. fall/Brazil spring application season Energy and raw materials costs China

2008 ABA National Conference November 17, 2008
Agricultural Commodity Prices
Prevailing view of traders/academics
Key drivers are exchange rates and oil prices
Corn price correlations (corn price linked to energy)
Weak dollar & strong global growth cause oil prices to increase
Higher oil prices improves U.S. ethanol economics/production
Higher ethanol production increases corn demand
Higher corn demand increases crop nutrient demand
And vice-versa
Traditional drivers do not matter (very much)
Weather
Population growth
Per capital income growth
Our assessment:  both do matter
Agricultural fundamentals continue to look rock solid
Traditional drivers will prevail

2008 ABA National Conference November 17, 2008
Nearby oil vs. corn prices
WTI Crude Oil vs. Corn Nearby Futures Prices
y = 0.0393x + 1.2791
R
2
= 0.8522
3.0
3.5
4.0
4.5
5.0
5.5
6.0
6.5
7.0
7.5
8.0
40 60 80 100 120 140 160
$ BBL
Source: NYMEX and CBOT

2008 ABA National Conference November 17, 2008
Grain and oilseed demand growth has accelerated
World Grain and Oilseed Use
1,700
1,800
1,900
2,000
2,100
2,200
2,300
2,400
2,500
2,600
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Mil Tonnes
0%
1%
2%
3%
4%
5%
6%
7%
8%
9%
Food/Feed/Other U.S. Ethanol U.S. Ethanol Percent of Total
Source: USDA
E
World Grain and Oilseed Use
Demand Increase
1000 Tonnes 1990-2003 2003-2008
Increase in Grain and Oilseed Use 351.0 315.5
Compound Annual Growth Rate 1.3% 2.6%
For Food, Feed and Other 336.7 266.0
Percent of Total Increase 95.9% 84.3%
Compound Annual Growth Rate 1.3% 2.3%
For U.S. Ethanol Production (Net) 14.3 49.5
Percent of Total Increase 4.1% 15.7%
Compound Annual Growth Rate 9.7% 27.9%

2008 ABA National Conference November 17, 2008
Outstanding supply responses in 2007 and 2008
World Grain and Oilseed Production
16 Leading Crops
2.0
2.1
2.2
2.3
2.4
2.5
2.6
2.7
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09
Bil Tonnes
Source: USDA
E

2008 ABA National Conference November 17, 2008
From record area and yields
E
World Grain and Oilseed Area and Yields
600
650
700
750
800
850
900
70 72 74 76 78 80 82 84 86 88 90 92 94 96 98 00 02 04 06 08
Mil Hectares
1.50
1.75
2.00
2.25
2.50
2.75
3.00
Tonnes per
Hectare
Harvested Area Yield
Source: USDA and Mosaic

2008 ABA National Conference November 17, 2008
Stock drawdown stopped but not reversed
World Grain and Oilseed Stocks
250
300
350
400
450
500
550
600
650
99/00 00/01 01/02 02/03 03/04 04/05 05/06 06/07 07/08 08/09 09/10
L
09/10
M
09/10
H
Mil Tonnes
10%
13%
16%
19%
22%
25%
28%
31%
34%
Percent
Stocks Percent of Use
Source: USDA and Mosaic (for 09/10 estimates)

45 2008 ABA National Conference November 17, 2008 Factors to Watch Agricultural commodity prices U.S. fall/Brazilian spring application season Energy and raw materials costs China

2008 ABA National Conference November 17, 2008
Long and large supply chain or distribution pipeline
U.S. Fall Application Season
Source:  AAPFCO and TFI
What is the capacity of the supply chain?
U.S. Crop Nutrient Use by Application Season
2004/05 2005/06 2006/07 Three-Year Total
1000 Tons Fall Total Fall Pct Fall Total Fall Pct Fall Total Fall Pct Fall Total Fall Pct
Nitrogen (N) 5,415 12,266 44% 4,963 12,044 41% 5,410 13,194 41% 15,788 37,504 42%
Phosphate (P
2
O
5
) 2,152 4,614 47% 1,889 4,479 42% 1,997 4,572 44% 6,037 13,664 44%
Potash (K O) 1,974 5,127 39% 1,583 4,723 34% 1,807 5,133 35% 5,364 14,983 36%
Total 9,540 22,007 43% 8,435 21,245 40% 9,213 22,899 40% 27,189 66,152 41%
2

2008 ABA National Conference November 17, 2008
Long and large supply chain or distribution pipeline
Significant differences in application by season across states
U.S. Fall Application Season
Source:  AAPFCO and TFI
Iowa Crop Nutrient Use by Application Season
2004/05 2005/06 2006/07 Three-Year Total
1000 Tons Fall na Fall Pct Fall Total Fall Pct Fall Total Fall Pct Fall Total Fall Pct
Nitrogen (N) na na na 483 1,038 46% 530 1,203 44% 1,013 2,241 45%
Phosphate (P
2
O
5
) na na na 171 338 51% 189 373 51% 360 712 51%
Potash (K O)
na na na 267 479 56% 299 514 58% 566 993 57%
Total na na na 921 1,855 50% 1,019 2,090 49% 1,939 3,946 49%
Illinois Crop Nutrient Use by Application Season
2004/05 2005/06 2006/07 Three-Year Total
1000 Tons Fall Total Fall Pct Fall Total Fall Pct Fall Total Fall Pct Fall Total Fall Pct
Nitrogen (N) 611 922 66% 501 940 53% 607 1,048 58% 1,720 2,910 59%
Phosphate (P
2
O
5
) 124 307 40% 107 300 36% 149 342 44% 380 949 40%
Potash (K O)
218 518 42% 170 464 37% 249 566 44% 637 1,548 41%
Total 954 1,747 55% 777 1,704 46% 1,005 1,955 51% 2,736 5,407 51%
2
2

2008 ABA National Conference November 17, 2008
Long and large supply chain or distribution pipeline
Significant differences in application by season across states
U.S. Fall Application Season
Source:  AAPFCO and TFI
Nebraska Crop Nutrient Use by Application Season
2004/05 2005/06 2006/07 Three-Year Total
1000 Tons Fall Total Fall Pct Fall Total Fall Pct Fall Total Fall Pct Fall Total Fall Pct
Nitrogen (N) 209 793 26% 252 769 33% 247 809 30% 707 2,371 30%
Phosphate (P
2
O
5
) 81 260 31% 88 266 33% 82 256 32% 251 782 32%
Potash (K O)
13 49 27% 11 45 25% 13 51 25% 37 144 25%
Total 303 1,103 27% 351 1,080 32% 341 1,115 31% 995 3,297 30%
Texas Crop Nutrient Use by Application Season
2004/05 2005/06 2006/07 Three-Year Total
1000 Tons Fall Total Fall Pct Fall Total Fall Pct Fall Total Fall Pct Fall Total Fall Pct
Nitrogen (N) 249 752 33% 256 740 35% 279 812 34% 784 2,305 34%
Phosphate (P
2
O
5
) 105 234 45% 92 213 43% 87 209 41% 283 655 43%
Potash (K O)
42 127 33% 54 157 34% 54 150 36% 150 434 34%
Total 396 1,113 36% 402 1,110 36% 419 1,172 36% 1,217 3,395 36%
2
2

2008 ABA National Conference November 17, 2008
Are markets sending the right signals today?
“Brazilian farmers are still concerned there won’t be ample credit to fully fund this year’s crops.  The planting window will start to close near the end of
November, so there is still time to receive their credit packages and to plant soybeans.  But one thing is for certain – farmers in central Brazil are going to use less fertilizer this year, which could be detrimental to nationwide soybean yields.”
ProFarmer  November 8, 2008
“According to a Brazilian government agency, average soybean yields in next year’s harvest likely will drop 1.6% to 2.77 mt/hectare.  As a result, farmers are expected to reduce planting as much as 2.9% to 9.35 million hectares in the critical center-west region, which grows about half of Brazil’s soybean output annually.  Corn production is predicted to fall to 54.3 to 55.2 million tonnes, compared to 58.6 million this year.”
Fertilizer Week America, November 7, 2008

50 2008 ABA National Conference November 17, 2008 Factors to Watch Agricultural commodity prices U.S. fall application season Energy and raw materials costs China

2008 ABA National Conference November 17, 2008
Chinese DAP/MAP Exports
2009 export tax policy announced last week
10% during low season (Nov-Jan and Jun-Jul)
110% during peak domestic season (Feb-May and Aug-Oct)
China DAP/MAP Phosphate Exports
0.0
0.5
1.0
1.5
2.0
2.5
3.0
3.5
4.0
4.5
90 91 92 93 94 95 96 97 98 99 00 01 02 03 04 05 06 07 08
Source:  IFA and Mosaic
MMT
DAP MAP
China Monthly DAP and MAP Exports
0
100
200
300
400
500
600
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
1000 MT
2007
2008
Source: China Customs

2008 ABA National Conference November 17, 2008
Chinese Potash Imports
China Potash Imports
0
2
4
6
8
10
96 97 98 99 00 01 02 03 04 05 06 07 08E
MMT KCL
Source:  China Customs and Mosaic
China Monthly MOP Imports
0
200
400
600
800
1000
1200
Jan Feb Mar Apr May Jun Jul Aug Sep Oct Nov Dec
1000 MT
2007 2008
Source: China Customs

2008 ABA National Conference November 17, 2008
Why are Crop Nutrient Markets so Volatile?
Dr. Michael R. Rahm
Vice President
Market Analysis and Strategic Planning
2008 ABA National Conference
Des Moines, IA
November 17, 2008
Thank You!